Exhibit 10.13.4

FIFTH AMENDMENT TO THE RETIREMENT PLAN

FOR OFFICERS OF NCR

AMENDMENT TO THE RETIREMENT PLAN FOR OFFICERS OF NCR (the “Plan”) as restated and in effect January 1, 1997 by NCR Corporation (“NCR”).

WHEREAS, the Plan was amended and restated effective January 1, 1997, amended by a First Amendment executed August 15, 1997, a Second Amendment executed October 24, 2001, a Third Amendment effective June 1, 2002 that closed the Plan to new Participants effective June 1, 2002, and a Fourth Amendment effective January 1, 2006; and

WHEREAS, NCR desires to amend the Plan to cease accruals as of December 31, 2006 and to make other technical corrections;

NOW, THEREFORE, NCR does hereby amend the Plan, effective December 31, 2006, as follows:

1.	Paragraph 1 of ARTICLE VII as amended by the First Amendment, is hereby amended by the addition of the following new sentence:

“Effective December 31, 2006, no additional benefits shall accrue under the Plan, and the calculation of benefits accrued as of December 31, 2006 shall be based on service, compensation and the Pension Plan Benefit determined as of such date.”

2.	Subsection 1(a) of ARTICLE VIII, Form of Benefit Payments, as amended by the First Amendment, is hereby further amended to read as follows:

“(a) In the case of a Participant with a Spouse on the date payment of the Participant’s benefits hereunder commence, a monthly Joint and Survivor Annuity having an actuarial value (as determined using the applicable actuarial assumptions in effect for the NCR Pension Plan as of the date of benefit commencement) equivalent to that of his or her benefit determined in accordance with Section l or 2 of ARTICLE VII, under which level pension benefits are payable to the Participant during his or her lifetime and to the Participant’s Spouse at 50% of such rate after the Participant’s death and during the remaining lifetime of the Participant’s Spouse.”

3.	The conversion tables for determining joint and survivor benefits in Appendix B are hereby deleted.

IN WITNESS WHEREOF, NCR has caused this amendment to the Plan to be executed this 18th day of December, 2006.

FOR NCR CORPORATION

By:	/s/ Bridie Fanning
Bridie Fanning
Senior Vice President, Human Resources